SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                   _________________

[TYPE]
                                       FORM 8-K

[DESCRIPTION]
                                     CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  October 9, 1996


                           IWERKS ENTERTAINMENT, INC.
                           __________________________
              (Exact name of registrant as specified in its charter)


         Delaware             0-22558               95-4439361
(State or other jurisdiction(Commission            (IRS Employer
     of incorporation)     File Number)         Identification No.)


                           4540 West Valerio Street
                           Burbank, California  91505
                         (Address of principal executive offices)

                                (818) 841-7766
                         (Registrant's telephone number)







                     The Exhibit Index to this document is located on Page 4.


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on October 9, 1996, which contains information meeting the requirements of this Item 5 and which is incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     99.1 Press Release, issued October 9, 1996, concerning Registrant's anticipated financial results.


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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 15, 1996                   IWERKS ENTERTAINMENT, INC.



                              By:  /s/ Bruce C. Hinkley
                                 -----------------------------
                                   Bruce C. Hinckley
                                   Executive Vice President and
                                   Chief Financial Officer


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                                   EXHIBIT INDEX



     Item           Description                             Page No.
     _____               ___________                        ________

     99.1      Press Release issued October 9, 1996
               concerning Registrant's anticipated
               financial results.                           5




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